Securities and Exchange Commission

                             Washington D.C. 20549

                                   Form 8-K

                                  Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 1999


                                 AG Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Washington
                   (State of other jurisdiction of incorporation)

     0-23180                                       91-1253514
(Commission File Number)                           (IRS Employer
Identification No.)

83-888 Avenue 51 (Box 1130)   Thermal, CA                            92274
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code           (760) 398-9700


Item 4.    Changes in Registrant's Certifying Accountant.

          1. (I) The Registrant's former independent accountant Pritchett, Siler & Hardy, P.C. ("PSH") were dismissed from that capacity on July 19, 1999.

               (II) The report by PSH on the financial statements of the Registrant dated June 26, 1998, including a balance sheet as of April
30, 1998 and the statements of operations, cash flows and statement of stockholders' equity for the year ended April 30, 1998 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except as to the going concern nature of the registrant.

               (III) During the period covered by the finanacial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

               A letter from the former independent accountant for the Registrant is attached as an exhibit to this Form 8-K

     2. On July 19, 1999 the Registrant engaged David M. Winings C.P.A., as its new independent accountant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (C)  Exhibits

               16.1 Letter from Pritchett, Siler & Hardy, P.C., former principal accountant for the Registrant. Page 3 is a manually signed original.



                                                     Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 19, 1999                                  A G Holdings, Inc.

                                                      By:/s/   Dempsey K. Mork
                                                               President











                                                       July 19, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have received the dismissal notice from A G Holdings dated July 19, 1999. We have no on going disagreements with the Registrant.


PRITCHETT, SILER & HARDY, P.C.
Salt Lake City, Utah

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